June 27, 2006

Rate Collar Transaction

J.P. Morgan Alternative Loan Trust 2006-A3

Attn:  Melissa Rosal, U.S. Bank

Re: Interest Rate Transaction No: 2000005076840, 2000005076841

Ladies and Gentlemen:

The purpose of this letter agreement is to set forth the terms and conditions of the rate collar transaction (the "Interest Rate Transaction") entered into between JPMorgan Chase Bank, N.A. (the “Derivative Provider”) and U.S. Bank National Association, not in its individual capacity, but solely as Trustee on behalf of J.P. Morgan Alternative Loan Trust 2006-A3 (the “Counterparty”) on June 27, 2006. This agreement constitutes a “Confirmation” as referred to in and supplements, forms part of, and is subject to, the ISDA Master Agreement between the parties hereto.

The particular Interest Rate Transaction to which this Confirmation relates is a Rate Collar Transaction, the terms of which are set forth below.

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation.  In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. The Interest Rate Transaction relates to the Class 1-A-3 Certificates issued pursuant to the Pooling and Servicing Agreement dated as of June 1, 2006 among JPMorgan Acceptance Corporation I, as Depositor (the “Depositor”), U.S. Bank National Association, as Trustee, and Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator (the “Pooling and Servicing Agreement”).

In consideration of the payment of the sum of USD 141,000.00 (the "Premium") by J.P. Morgan Securities, Inc. on behalf of the trust to the Derivative Provider on June 27, 2006 and in consideration of the promise by the Derivative Provider to make payments to the Counterparty in accordance with Section 2 hereof, the parties hereto agree as follows

1.

Definitions

a.

“Ceiling Rate” means, with respect to any Calculation Period, the rate set forth as the “Ceiling Rate” on the attached Schedule I.

b.

“Floor Rate” means, with respect to any Calculation Period, the rate set forth as the “Strike Rate” on the attached Schedule I.

c.

"Business Day" means any day which is both a New York Business Day and a London Business Day.

d.

"Calculation Period" means, with respect to a Payment Date, the period, as set forth on the attached Schedule I, from and including the Calculation Period Start Date to but excluding the Calculation Period End Date, and including such Payment Date.

e.

"Designated Maturity" means 1 month(s).

f.

"Effective Date" means the first Calculation Period Start Date.

g.

"Floating Rate" means, with respect to a Payment Date, the rate determined by the Derivative Provider to be (i) the per annum rate for deposits in U.S. dollars for a period of the Designated Maturity which appears on the Telerate Page 3750 Screen as of 11:00 a.m., London time, on the day that is two London Business Days prior to the Reset Date of the Calculation Period of such Payment Date (rounded upwards, if necessary, to the nearest 1/100,000 of 1%); (ii) if such rate does not appear on the Telerate Page 3750 Screen, the Floating Rate shall be the arithmetic mean (rounded as aforesaid) of the offered quotations obtained by the Derivative Provider from the Reference Banks for deposits in U.S. dollars to leading banks in the London interbank market as of approximately 11:00 a.m., London time, on the day that is two London Business Days prior to the Reset Date of the Calculation Period of such Payment Date; or (iii) if fewer than two Reference Banks provide the Derivative Provider with such quotations, the Floating Rate shall be the rate per annum which the Derivative Provider determines to be the arithmetic mean (rounded as aforesaid) of the offered quotations which leading banks in New York City selected by the Derivative Provider are quoting in the New York interbank market on the Reset Date of the Calculation Period of such Payment Date for deposits in U.S. dollars to the Reference Banks or, if fewer than two such quotations are available, to leading European and Canadian Banks.

h.

"London Business Day" means any day on which banks are open for business in London and on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

i.

"New York Business Day" means any day on which banks are not required or authorized by law to close in New York City.

j.

"Notional Principal Amount" means, with respect to any Calculation Period, the notional amount set forth in the attached Schedule I.

k.

"Payment Date" means the day that is two New York business days prior to each Calculation Period End Date, provided that if such Payment Date is not a Business Day, such Payment Date shall be the next preceding Business Day.

l.

"Reference Banks" means four major banks in the London interbank market selected by the Derivative Provider.

m.

"Reset Date" means the first day of each Calculation Period.

n.

"Telerate Page 3750 Screen" means the display designated as "Page 3750" on the Dow Jones Telerate Service (or such other page as may replace Page 3750 on that service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association Interest Settlement Rates for U.S. Dollar deposits).

o.

"Termination Date" means the last Calculation Period End Date.

2.

Payments

a.

The Derivative Provider agrees, subject to the payment to the Derivative Provider of the Premium, to pay to the Counterparty, on each Payment Date on which the related Floating Rate is determined to be greater than the Floor Rate and less than the Ceiling Rate, an amount equal to the product of (x) the amount by which the Floating Rate exceeds the Floor Rate with respect to the Calculation Period ending on or nearest such Payment Date, (y) the Notional Principal Amount and (z) the actual number of days in that Calculation Period divided by 360.

b.

All payments to the Derivative Provider shall be made as follows.

JPMORGAN CHASE BANK NA
JPMORGAN CHASE BANK NA
BIC: CHASUS33XXX
AC No: 099997979

c.

All payments to the Counterparty shall be made as follows:

Payments in USD

Agent Bank: Wells Fargo Bank, N.A.

ABA#: 121000248

Account No: 3970771416

For Credit To: SAS Clearing

FFC to: JPALT 2006-A3 1-A-3, Account No. 50926201

Beneficiary: U.S. Bank National Association

3.

Notices.  Any notices hereunder 1) shall be in writing and hand-delivered or sent by first-class mail, postage prepaid, return receipt requested, and shall be addressed to the intended recipient at its address set forth on the signature page hereof or at such other address as such party shall have last specified by notice to the other party and 2) shall be effective (a) if delivered by hand or sent by overnight courier, on the day it is delivered, unless delivery is made after the close of business or on a day that is not a Business Day, in which case such notice will be effective on the next Business Day, or (b) if sent by certified or registered mail or the equivalent (return receipt requested), three Business Days after dispatch.

All notices and queries to the Derivative Provider should be sent to:
JPMorgan Chase Bank, N.A. Client Service Group
Telephone:	(001) 3026344960
Facsimile:	(001) 8888033606
Please quote the JPMorgan deal number(s): 2000005076840, 2000005076841

All notices and queries to the Counterparty should be sent to:

Wells Fargo Bank, N.A.

9062 Old Annapolis Rd.

Columbia, MD 21045

Attention: Client Manager, JPALT 2006-A1

Fax: (410) 715-2380

4.

Governing Law.  This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

5.

Assignments.  Neither party shall have the right to assign its rights or obligations under this letter agreement without the prior written consent of the other party.

6.

Set-off; Counterclaim.  All payments under this letter agreement will be made without set-off or counterclaim, except that each party will have the right to set-off, counterclaim or withhold payment in respect of any default by the other party under this letter agreement or under any other agreement between the parties.

7.

Each Party’s Reliance on its Own Judgment.  Each party has entered into this Rate Collar Transaction solely in reliance on its own judgment.  Neither party has any fiduciary obligation to the other party relating to this Rate Collar Transaction.  In addition, neither party has held itself out as advising, or has held out any of its employees or agents as having the authority to advise, the other party as to whether or not the other party should enter into this Rate Collar Transaction, any subsequent actions relating to this Rate Collar Transaction or any other matters relating to this Rate Collar Transaction.  Neither party shall have any responsibility or liability whatsoever in respect of any advice of this nature given, or views expressed, by it or any of such persons to the other party relating to this Rate Collar Transaction, whether or not such advice is given or such views are expressed at the request of the other party.

8.

Waiver of Right to Trial by Jury.  Each party hereby irrevocably waives any and all rights to trial by jury with respect to any legal proceeding arising out of or relating to this letter agreement or the Rate Collar Transaction.

9.

Limitation of Liability.  It is expressly understood and agreed by the parties hereto that (a) this Rate Collar Transaction is executed and delivered by the Counterparty, not individually or personally but solely as Trustee of the trust, in the exercise of the powers and authority conferred and vested in it under the Pooling and Servicing Agreement, (b) each of the representations, undertakings and agreements herein made by the Counterparty is made and intended for the purpose of binding only the trust (c) nothing herein shall be construed as creating any liability on the Counterparty, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this letter agreement and by any person claiming by, through or under such parties, and (d) under no circumstances shall the Counterparty be personally liable for the payment of any indebtedness or expenses of the trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the trust under this Rate Collar Transaction.

10.

Reporting.  Counterparty agrees to deliver, promptly upon request by the Derivative Provider, or with respect to any particular type of report or other document as to which the Derivative Provider has previously made request to receive all reports or documents of that type, promptly upon delivery or receipt of such report or document by the Counterparty, any report or other document required to be delivered by or to the Counterparty under the terms of the Pooling and Servicing Agreement, other than those required to be delivered directly by the Counterparty to the Derivative Provider thereunder.

11.

Written confirmation.  No later than each Reset Date, the Derivative Provider agrees to deliver to the Counterparty a written confirmation containing the results of the Calculations performed on each Reset Date and the amount which is to be paid to the Counterparty on the next Payment Date.

12.

Compliance with Regulation AB.

(i)

If at any time after the date hereof for so long as the Counterparty is required to file periodic reports under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) with respect to the Certificates, in the reasonable determination made in good faith of the Depositor  the aggregate “significance percentage” (as defined in Regulation AB (“Regulation AB”) under the Securities Act of 1933, as amended, and the Exchange Act) of all derivative instruments (contemplated by Item 1115 of Regulation AB) provided by the Derivative Provider and any of its affiliates to the Counterparty is at least 10% but less than 20%, the Derivative Provider shall, subject to subparagraph (iii) below, within five (5) Business Days following request therefor provide the financial information required under Item 1115(b)(1) of Regulation AB for the Derivative Provider (and for the group of affiliated entities, if applicable) (the “Item 1115(b)(1) Information”). Any such Item 1115(b)(1) Information shall be in a form suitable for conversion to the format required for filing by the Depositor with the Securities and Exchange Commission via the Electronic Data Gathering and Retrieval System (EDGAR).

(ii)

If at any time after the date hereof for so long as the Counterparty is required to file periodic reports under the Exchange Act with respect to the Certificates, in the reasonable determination made in good faith of the Depositor, the aggregate “significance percentage” of all derivative instruments (contemplated by Item 1115 of Regulation AB) provided by the Derivative Provider and any of its affiliates to the Counterparty is at least 20%, the Derivative Provider shall, subject to subparagraph (iii) below, within five (5) Business Days following request therefor provide the financial information required under Item 1115(b)(2) of Regulation AB for the Derivative Provider (and for the group of affiliated entities, if applicable) (the “Item 1115(b)(2) Information”, and together with the Item 1115(b)(1) Information, the “Additional Information”). Any such Item 1115(b)(2) Information shall be in a form suitable for conversion to the format required for filing by the Depositor with the Securities and Exchange Commission via the Electronic Data Gathering and Retrieval System (EDGAR). In addition, any such Item 1115(b)(2) Information shall be accompanied by any necessary auditor’s consents.

(iii)

If the Derivative Provider is unable to provide any such Additional Information if, as and when required, the Derivative Provider shall, at its option, within ten (10) Business Days following request therefor, (1) promptly post collateral satisfactory to the Depositor  in an amount which is reasonably determined in good faith to be sufficient to reduce the aggregate “significance percentage” to (x) in the case of subparagraph (A) above, below 10%, and (y) in the case of subparagraph (B) above, provided the Derivative Provider is able to meet the requirements of subparagraph (A) above, below 20%, in each case pursuant to a credit support annex or similar agreement reasonably satisfactory to the Depositor, or (2) at the sole expense of the Derivative Provider, without any expense or liability to the Counterparty, transfer or assign its obligations under this Agreement to a substitute counterparty reasonably acceptable to the Counterparty that (x) is able to provide such Additional Information if, as and when required, and (y) enters into an agreement similar in form to this Agreement pursuant to which such substitute counterparty agrees to provide the Additional Information if, as and when required.

(iv)

The Derivative Provider’s obligation to provide any such Additional Information shall terminate beginning in any such year in which the Counterparty’s obligation to file periodic reports under the Exchange Act has terminated.

JPMorgan Chase Bank, N.A.

  STARTSIGNATURE:U284298

/s/ Carmine Pilla

Name:	Carmine Pilla

Title:	Vice President

/s/ Melissa A. Rosal

J.P. Morgan Alternative Loan Trust 2006-A3

By: U.S. Bank National Association, not in its individual capacity, but solely as Trustee

Name: Melissa Rosal

Title: Vice President

Address for Notices:

Attn:  Structure Finance Trust Services/JPALT 2006-A3 1-A-3

209 South LaSalle Street, 3rd Floor

Chicago, IL 60604

Facsimile No.: 312-325-8905

Telephone No.:  312-325-8904

Schedule I

Calculation Period Start Date	Calculation Period End Date	Notional	Strike (%)	Ceiling (%)
07/25/2006	08/25/2006	50,888,000.00	6.290	11.500
08/25/2006	09/25/2006	50,888,000.00	6.290	11.500
09/25/2006	10/25/2006	50,888,000.00	6.504	11.500
10/25/2006	11/25/2006	50,888,000.00	6.290	11.500
11/25/2006	12/25/2006	50,888,000.00	6.504	11.500
12/25/2006	01/25/2007	50,888,000.00	6.290	11.500
01/25/2007	02/25/2007	50,888,000.00	6.311	11.500
02/25/2007	03/25/2007	50,888,000.00	7.003	11.500
03/25/2007	04/25/2007	50,888,000.00	6.311	11.500
04/25/2007	05/25/2007	50,888,000.00	6.526	11.500
05/25/2007	06/25/2007	50,888,000.00	6.311	11.500
06/25/2007	07/25/2007	50,888,000.00	6.526	11.500
07/25/2007	08/25/2007	50,888,000.00	6.311	11.500
08/25/2007	09/25/2007	50,888,000.00	6.311	11.500
09/25/2007	10/25/2007	50,888,000.00	6.526	11.500
10/25/2007	11/25/2007	50,888,000.00	6.311	11.500
11/25/2007	12/25/2007	50,888,000.00	6.526	11.500
12/25/2007	01/25/2008	50,888,000.00	6.312	11.500
01/25/2008	02/25/2008	50,888,000.00	6.312	11.500
02/25/2008	03/25/2008	50,888,000.00	6.757	11.500
03/25/2008	04/25/2008	50,888,000.00	6.312	11.500
04/25/2008	05/25/2008	50,888,000.00	6.527	11.500
05/25/2008	06/25/2008	50,888,000.00	6.312	11.500
06/25/2008	07/25/2008	50,888,000.00	6.527	11.500
07/25/2008	08/25/2008	50,888,000.00	6.312	11.500
08/25/2008	09/25/2008	50,888,000.00	6.312	11.500
09/25/2008	10/25/2008	50,888,000.00	6.527	11.500
10/25/2008	11/25/2008	50,888,000.00	6.312	11.500
11/25/2008	12/25/2008	50,888,000.00	6.527	11.500
12/25/2008	01/25/2009	50,888,000.00	6.312	11.500
01/25/2009	02/25/2009	50,888,000.00	6.312	11.500
02/25/2009	03/25/2009	46,697,029.04	7.045	11.500
03/25/2009	04/25/2009	42,856,126.33	6.353	11.500
04/25/2009	05/25/2009	19,391,737.11	6.618	11.500
05/25/2009	06/25/2009	16,975,351.38	6.400	11.500
06/25/2009	07/25/2009	14,616,433.07	6.618	11.500
07/25/2009	08/25/2009	14,616,433.07	6.400	11.500
08/25/2009	09/25/2009	14,616,433.07	6.400	11.500
09/25/2009	10/25/2009	14,616,433.07	6.618	11.500
10/25/2009	11/25/2009	14,616,433.07	6.400	11.500
11/25/2009	12/25/2009	12,913,909.26	6.618	11.500
12/25/2009	01/25/2010	11,176,440.65	6.400	11.500
01/25/2010	02/25/2010	9,480,300.16	6.400	11.500
02/25/2010	03/25/2010	7,824,505.76	7.102	11.500
03/25/2010	04/25/2010	6,208,098.71	6.400	11.500
04/25/2010	05/25/2010	4,630,143.05	6.618	11.500
05/25/2010	06/25/2010	3,089,725.02	6.400	11.500
06/25/2010	07/25/2010	1,585,952.58	6.618	11.500
07/25/2010	08/25/2010	117,954.87	6.400	11.500